SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 18, 1998
                          (February 17, 1998)

                              THE MACERICH COMPANY
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               (Exact Name of Registrant as Specified in Charter)


                           Maryland 1-12504 95-4448705
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             (State or Other Jurisdiction (Commission (IRS Employer
               of Incorporation) File Number) Identification No.)



            233 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
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                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (310) 394-6911
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

                                        1
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
Item 5.  Other Events

                  The   Macerich   Company,   a   Maryland    corporation   (the
"Registrant"), issued a press release on February 17, 1998 announcing fourth quarter 1997 earnings, which included the following information:

                  (Santa Monica, CA), February 17, 1998--The Macerich Company (NYSE Symbol:MAC) announced today a 26% increase in Funds From Operations (FFO) per share to $.62 for the 4th quarter of 1997 compared to $.49 for the 4th quarter of 1996. FFO per share for the twelve months ended December 31, 1997 was $2.21 per share compared to $1.90 per share for the same period in 1996 representing a 16% increase for the year.
         Total revenues for the quarter increased to $61.5 million from $43.9 million in the 4th quarter of 1996 representing a 40% increase. Total revenues for the twelve months ended December 31, 1997 increased to $221.2 million from $155.1 million for the same period in 1996. Net income for the quarter ended December 31, 1997 was $7.3 million compared to $5.5 million for the 4th quarter of 1996. Net income for the twelve months ended December 31, 1997 was $22.0 million or $.85 per share compared to $18.9 million or $.91 per share for the same period in 1996.
         Same center tenant sales increased 5.8% in the 4th quarter of 1997 and the occupancy level at December 31, 1997 was 91.8% compared to 91.6% at December 31, 1996. Same center sales for calendar 1997 were up 4.4%. Weighted average sales for the entire portfolio of mall and freestanding stores for 1997 were $308 per square foot compared to $290 per square foot for the year ended
December 31, 1996. There were approximately 190,810 square feet of mall and freestanding store leases signed in the 4th quarter at initial rents of $28.07 per square foot, approximately 15% higher than expiring rent on comparable space.
         The Macerich Company is a fully-integrated, self-administered and self-managed real estate investment trust which focuses on the acquisition and redevelopment of regional malls throughout the United States. The company is the sole general partner of, and holds a 68% ownership interest in, The Macerich Partnership, L.P. Macerich owns interests in 26 malls and four community centers with total gross leaseable area of 22.3 million square feet. Additional information can be obtained by accessing the company's website @ www.macerich.com (see attached tables).
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

                              THE MACERICH COMPANY
                              FINANCIAL HIGHLIGHTS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

               ---------------------------------------------------


   Results of Operations:                                   for the three months ended   for the year ended
                                                                   December 31              December 31
                                                             ---------------------------------------------------
                                                                           (UNAUDITED)            (UNAUDITED)
                                                             ---------------------------------------------------
                                                                  1997        1996        1997        1996
                                                                  ----        ----        ----        ----

   Total Revenues                                                 61,529     43,924      221,214     155,059
   -------------------------------------------------------------------------------------------------------------


   Shopping Center Expenses                                       19,062     14,716       70,901      50,792
   Depreciation and amortization                                  11,720      8,793       41,535      32,591
   General, administrative and other expenses                        660        516        2,759       2,378
   Interest expense                                               19,006     11,863       66,407      42,353
   Gain (loss) on sale of assets                                      0          0        1,619           0
   Pro rata  income (loss) of unconsolidated entities (c)           (455)       381       (8,063)      3,256
   Income before minority interest & extraordinary items          10,626      8,417       33,168      30,201
   Income allocated to minority interests                          3,373      2,878       10,567      10,975
   Extraordinary loss on early extinguishment of debt                  0          0          555         315
   Net income                                                      7,253      5,539       22,046      18,911
   -----------------------------------------------------------------------------------------------------------

   Average # of shares outstanding during the period              25,992     23,342       25,891      20,828
   -------------------------------------------------------------------------------------------------------------
   Average shares outstanding, assuming full
          conversion of OP units (d)                              38,083     35,447       37,982      32,934
   -------------------------------------------------------------------------------------------------------------
   Average shares outstanding, assuming  conversion
           of OP units and convertible debentures (e)             43,268     35,447       40,646      32,934
   -------------------------------------------------------------------------------------------------------------
   Basic Net income per share                                         $0.28      $0.24        $0.85       $0.91
   -------------------------------------------------------------------------------------------------------------
   Dividend declared per share                                        $0.46      $0.44        $1.78       $1.70
   -------------------------------------------------------------------------------------------------------------
   Funds from operations  "FFO" (a)    (d)                       $23,444    $17,267      $83,187     $62,428
   -------------------------------------------------------------------------------------------------------------
   FFO per share   (a) (d)                                            $0.62      $0.49        $2.19       $1.90
   -------------------------------------------------------------------------------------------------------------
   Percentage change in FFO per Share (b)                             26.38%                  15.54%
   -------------------------------------------------------------------------------------------------------------

   FFO per share after conversion of debentures (e)                   $0.62                   $2.21
                                                             ---------------------------------------------------


        (a) Funds from Operations ("FFO") is defined as: "net income (computed in accordance with GAAP) excluding gains or losses from debt
             restructuring   and  sales  of  property,   plus  depreciation  and
             amortization (excluding depreciation on personal property and amortization of loan and financial instrument cost) and after adjustments for unconsolidated entities. Adjustments for unconsolidated entities are calculated on the same basis.

         (b) Percentage change in FFO/ share is based on the comparison to the same period in 1996

         (c) Includes a write-down of the historical carrying value of the Company's joint venture interest on North Valley Plaza of $9,138 in the quarter ended September 30, 1997 and $1, 357 in the quarter ended December 31, 1997. North Valley Plaza was sold in December, 1997.

         (d) The Company has operating partnership units ("OP units"). Each
             OP unit can be converted into a share of Company stock. Conversion of the OP units has been assumed for purposes of calculating the FFO per share and the weighted average number of shares outstanding. Convertible debentures have not been included in the calculation of Funds from Operations, FFO per share or weighted average number of shares.

         (e) The Company issued $161.4 million of convertible debenture in June and July , 1997. The debentures are convertible into common shares at a conversion price of $31.125 per share. Conversion is assumed above for calculation of FFO per share - after conversion of debentures.

                                                                           Dec 31     Dec. 31,
   Summarized Balance Sheet Information                                     1997        1996
   ------------------------------------
                                                                         ------------------------
                                                                              (UNAUDITED)

   Cash and cash equivalents                                                 25,154       15,643
   Investment in real estate, net                                         1,407,179    1,108,668
   Total Assets                                                           1,505,002    1,187,753
   Mortgage and notes payable                                               961,559      789,239
   Convertible debentures                                                   161,400            0

Additional financial data as of December 31, 1997



   Occupancy of centers (f)                                                      91.80%

    Year to date increase in same center sales  (f) (g)                           4.40%

   Debt as a percentage of total market capitalization (h)                       51.50%


    (f)   excludes redevelopment  properties- Huntington Center and Buenaventura
          Mall- acquired in December , 1996.
    (g)   includes mall and freestanding stores
    (h) includes joint ventures at pro rata and is based on the closing stock price on December 31, 1997 of $28.5

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

                                  THE MACERICH COMPANY
                                  FINANCIAL HIGHLIGHTS
                       (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

               -----------------------------------------------------------

   Reconciliation of Net Income to FFO:                            for the three months ended         for the twelve months ended
                                                                           December 31,                      December 31,
                                                                    -------------------------------------------------------------
                                                                                  (UNAUDITED)                 (UNAUDITED)
                                                                    -------------------------------------------------------------
                                                                         1997          1996           1997              1996
                                                                         ----          ----           ----              ----


   Net income                                                             7,253           5,539        22,046           18,911


   Adjustments to reconcile net income to FFO- before
             conversion of debentures
      Minority interest                                                   3,373           2,878        10,567           10,975
      Loss on early extinguishment of debt                                    0               0           555              315
     ( Gain) on sale of assets from wholly owned centers                      0               0        (1,619)               0
     ( Gain) loss on sale or write-down of assets from
                      joint ventures (pro rata)                           1,328             (57)       10,400             (110)
      Depreciation and amortization on wholly owned centers              11,720           8,793        41,535           32,591
      Depreciation and amortization on joint ventures and
              from the management companies (pro rata)                      611             572         2,311            2,096

      Less: depreciation on personal property and
                  amortization of loan costs and interest  rate caps       (841)           (458)       (2,608)          (2,350)
                                                                    -----------------------------------------------------------


            Total FFO                                                    23,444          17,267        83,187           62,428
                                                                    ===========================================================

            Weighted average shares outstanding- before
                conversion of debentures (d)                             38,083          35,447        37,982           32,934
                                                                    ===========================================================



   Additional adjustment to arrive at FFO after conversion of debentures:

       Interest expense and amortization of loan                          3,420               0         6,468                0
             costs on the debentures

         FFO after conversion of debentures:                             26,864          17,267        89,655           62,428

                Weighted average shares outstanding - after
                   conversion of debentures (e)                          43,268          35,447        40,646           32,934

                                                                    -----------------------------------------------------------

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


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  February 18, 1998


                                        THE MACERICH COMPANY



                                   By:  /s/RICHARD A. BAYER
                                        -------------------------------
                                       Richard A. Bayer
                                       General Counsel
                                       and Secretary